SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      August 12, 2006

Communication Intelligence Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19301	94-2790442
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

275 Shoreline Drive, Suite 500

Redwood Shores, CA 94065

(Address of Principal Executive Offices)
(Zip Code)

(650) 802-7888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.      Entry into a Material Definitive Agreement;  Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant;  Item 3.02  Unregistered Sales of Equity Securities

On August 12, 2006, Communication Intelligence Corporation (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of August 10, 2006. The Company secured the right to borrow up to six hundred thousand dollars ($600,000). The Company expects to use the proceeds of the financing for additional working capital.

Under the Purchase Agreement, the Company may borrow, on demand through November 15, 2006, an aggregate principal amount of up to six hundred thousand dollars ($600,000). Amounts borrowed will be due within eighteen (18) months of such borrowing. Upon each draw, the Company will be required to issue warrants to purchase a pro rata number of shares of its common stock, with a maximum number of three million one hundred eleven thousand (3,111,000) to be issued if the entire six hundred thousand dollars ($600,000) is borrowed. The notes will bear interest at the rate of fifteen percent (15%) per annum payable quarterly in cash. The warrants will have a term of three (3) years and an exercise price of fifty-one cents ($0.51).  In the event the full amount available under the credit facility is not borrowed, the Company will be required to issue, as a standby commitment fee, a pro rata portion of three hundred thirty five thousand (335,000) shares of the Company’s common stock, based upon the difference between six hundred thousand dollars ($600,000) and the actual amount borrowed under the credit facility. The warrants will include piggyback registration rights for the underlying shares to participate in certain future registrations of the Company’s common stock.

Incorporated herein by reference are the following: Purchase Agreement (Exhibit 10.34), Registration Rights Agreement (Exhibit 10.35), form of the note (Exhibit 10.36), and form of investor warrant (Exhibit 10.37). The respective description of the Purchase Agreement, the Registration Rights Agreement, the form of note and the form of investor warrant contained herein is qualified in its entirety by the respective terms of each agreement incorporated herein by reference. A copy of the press release announcing the financing is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02.      Results of Operations and Financial Condition.

On August 14, 2006, the Company issued a press release announcing its results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.      Financial Statements and Exhibits.

     (d) Exhibits

Exhibit 10.34	Note and Warrant Purchase Agreement dated August 10, 2006 among Communication Intelligence Corporation and the Purchaser.
Exhibit 10.35	Registration Rights Agreement dated August 10, 2006 among Communication Intelligence Corporation and the Purchaser
Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation
Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation
Exhibit 99.1	Press Release dated August 14, 2006 announcing the Purchase Agreement and financial results for the quarter ended June 30, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006	Communication Intelligence Corporation

	By:	/s/ Frank Dane
Frank Dane
Chief Financial and Legal Officer

Exhibit Index

Exhibit	Description

Exhibit 10.34	Note and Warrant Purchase Agreement dated August 10, 2006 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.35	Registration Rights Agreement dated August 10, 2006 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation

Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation

Exhibit 99.1	Press Release dated August 14, 2006 announcing the Purchase Agreement and financial results for the quarter ended June 30, 2006